UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     June 28, 2012

MAKO Surgical corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33966	20-1901148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Davie Road Fort Lauderdale, Florida 33317

(Address of principal executive offices, including zip code)

(954) 927-2044

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On June 28, 2012, MAKO Surgical Corp. (the “Company”) entered into amendments (the “Warrant Amendments”) to the warrants (the “Warrants”) that the Company had originally issued on May 7, 2012 in connection with the execution of a Facility Agreement, also dated May 7, 2012 (the Facility Agreement”), with affiliates of Deerfield Management Company, L.P. (“Deerfield”). The Warrants relate to the right of Deerfield to purchase 275,000 shares of the Company’s common stock. The Warrant Amendments generally alter the mechanics pursuant to which Deerfield is entitled to the early termination or exercise of the Warrants in connection with a Major Transaction, as defined in the Warrants. The Warrant Amendments also alter the remedies available to Deerfield as a result of certain events of noncompliance with the terms of the Warrants by the Company. The Warrant Amendments do not otherwise alter or amend the terms of the Warrants.

Also on June 28, 2012, the Company entered into an amendment to the Facility Agreement (the “Facility Agreement Amendment”). The Facility Agreement Amendment amends the form of warrant that may be issued to Deerfield in connection with future potential draws by the Company under the Facility Agreement to conform such form of draw warrant to the Warrants as amended by the Warrant Amendments. The Amendment to Facility Agreement does not otherwise alter or amend the terms of the Facility Agreement.

The descriptions of the Facility Agreement and the Warrants, as amended by the Facility Agreement Amendment and the Warrant Amendments, respectively, as set forth above are qualified in their entirety by reference to the Facility Agreement and Form of Warrant filed herewith as Exhibits 4.2 and 10.2, respectively, and incorporated herein by reference, and to the Facility Agreement Amendment and Form of Amendment to Warrant filed herewith as Exhibits 4.1 and 10.1, respectively, and incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(4.1)	Form of Amendment to Warrant to purchase shares of common stock of MAKO Surgical Corp.

(4.2)	Form of Warrant to purchase shares of common stock of MAKO Surgical Corp. (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K as filed on May 7, 2012).

(10.1)	Amendment to Facility Agreement, dated May 7, 2012, by and among MAKO Surgical Corp., Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P.

(10.2)	Facility Agreement, dated May 7, 2012, by and among MAKO Surgical Corp., Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P. (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K as filed on May 7, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAKO SURGICAL CORP.

Date: July 3, 2012	By:	/s/ Menashe R. Frank
Menashe R. Frank
Senior Vice President, General
Counsel and Secretary

MAKO SURGICAL CORP.

Exhibit Index to Current Report on Form 8-K

Dated June 28, 2012

Exhibit

Number

(4.1)	Form of Amendment to Warrant to purchase shares of common stock of MAKO Surgical Corp.

(4.2)	Form of Warrant to purchase shares of common stock of MAKO Surgical Corp. (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K as filed on May 7, 2012).

(10.1)	Amendment to Facility Agreement, dated May 7, 2012, by and among MAKO Surgical Corp., Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P.

(10.2)	Facility Agreement, dated May 7, 2012, by and among MAKO Surgical Corp., Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P. (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K as filed on May 7, 2012).

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